Exhibit 99.2

www.thorindustries.com Closing – February 2019 +

Forward Looking Statement This presentation includes certain statements that are “forward looking” statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements are made based on management’s current expectations and beliefs regarding future and anticipated developments and their effects upon Thor, and inherently involve uncertainties and risks. These forward looking statements are not a guarantee of future performance. We cannot assure you that actual results will not differ materially from our expectations. Factors which could cause materially different results inc lude, among others, raw material and commodity price fluctuations; raw material, commodity or chassis supply restrictions; the impact of tariffs on material or other input costs; the level and magnitude of warranty claims incurred; legislative, regulat ory and tax law and/or policy developments including their potential impact on our dealers and their retail customers or on our suppl ier s; the costs of compliance with governmental regulation; legal and compliance issues including those that may arise in conjuncti on with recently completed or announced transactions; lower consumer confidence and the level of discretionary consumer spending; interest rate fluctuations; the potential impact of interest rate fluctuations on the general economy and specifica lly on our dealers and consumers; restrictive lending practices; management changes; the success of new and existing products and services; consumer preferences; the ability to efficiently utilize production facilities; the pace of acquisitions and the su cce ssful closing, integration and financial impact thereof; the potential loss of existing customers of acquisitions; our ability to r eta in key management personnel of acquired companies; a shortage of necessary personnel for production; the loss or reduction of sales to key dealers; disruption of the delivery of units to dealers; increasing costs for freight and transportation; asset impair men t charges; cost structure changes; competition; the impact of potential losses under repurchase agreements; the potential impac t of the strength of the U.S. dollar on international demand for products priced in U.S. dollars; general economic, market and political conditions; and changes to investment and capital allocation strategies or other facets of our strategic plan. Addi tio nal risks and uncertainties surrounding the acquisition of Erwin Hymer Group SE (the "Erwin Hymer Group") include risks regarding the potential benefits of the acquisition and the anticipated operating synergies, the integration of the business, changes i n Euro - U.S. dollar exchange rates that could impact the mark - to - market value of outstanding derivative instruments, the impact of exchange rate fluctuations and unknown or understated liabilities related to the acquisition and Erwin Hymer Group's business . These and other risks and uncertainties are discussed more fully in Item 1A of our Annual Report on Form 10 - K for the year ended July 31, 2018 and Part II, Item 1A of our quarterly report on Form 10 - Q for the period ended October 31, 2018. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward looking statements contained in this release or to reflect any change in our expectations after the date hereof or any change in events, conditions or circumstances on which any statement is based, except as required by law. 2

Table of Contents

» Combining the Premier North American & European RV Companies…………………………………………………… 4

» EHG – An Unprecedented Opportunity……………………………… 12

» Strategic Path Forward to Maximizing Shareholder Value………. 21

» Appendix……………………………………………………………… 26

THOR | INDUSTRIES

3

THO LISTED NYSE

Combining the Premier North American & European RV Companies 4

Transaction Overview 5 Transaction Highlights » Purchase price funded with cash and equity » Accretive to earnings per share (before synergies, purchase accounting adjustments, transaction - related expenses and deal - related interest expense) Financing » The purchase price was funded through a combination of available cash of approximately $95 million, debt and the issuance of 2.3 million shares of Thor common stock: » The debt financing consists of two credit facilities led by J.P. Morgan and Barclays: ◦ Term loan B, 7 - year, $2.1 billion consisting of two tranches: ◦ $1.4 billion ◦ €618 million (approximately $704 million) ◦ Senior secured asset based loan (ABL), 5 - year, $750 million maximum available credit ◦ Used $100 million at closing ◦ Additional availability of approximately $400 million

Snapshot of Combined Company 6 Broadens Global Footprint Balances Product Mix Notes: 4Q CY2018 average exchange rate of USD / EUR: 1.14; Revenue based on FYE 7/31/2018 for Thor (audited) and FYE 8/31/201 8 f or EHG, unaudited Revenue ($ billions) Revenue (%) Revenue (%) $8.3 $10.9 $2.6 North America 100% Europe 98% RoW 2% North America 76% Europe 23% RoW < 1% Towable 72% Motorized 26% Other 2% Motorized 78% Towable 13% Other 9% Towable 58% Motorized 38% Other 4% Based on FY 2018 Results Adds Scale

7 *Before anticipated synergies, purchase accounting adjustments, transaction - related expenses and deal - related interest expense Aligned with Thor’s strategic plan to enhance shareholder value – transaction to be accretive to earnings in first full year* Creates the #1 global RV manufacturer with a leading portfolio of brands, dealer network and global reach Numerous areas of near - term and long - term synergies between the two companies Significant mutual benefits derived from sharing design, R&D, technology, engineering and manufacturing excellence Establishes a leadership position in growing European RV market with a complementary and geographically diverse product portfolio

Synergies Expected to Create Meaningful Additional Value 8 Sharing of Best Practices » Engineering & Design » R&D and Technology » Marketing » Human Resources Strategies » Dealer Network / Dealer Development » Aftermarket Support Strategies Thor and EHG to Mutually Benefit from Leveraging Manufacturing and Financial Management Expertise » Overall Spending Leverage » Procurement Strategies / Direct Sourcing of Certain Components » Production Methodologies » Working Capital Management » Global Talent Development » Access to New Markets / Cross Marketing Opportunities » Technology Advances / Product and Operational Development

» Near - term synergy opportunities: ◦ Productivity and best practices – Thor has a history of product speed to market while EHG has strength in engineering and technology such that each side will benefit ◦ Engineering and product development – EHG has considerable strength in technology, which can be leveraged to the North American market ◦ Quality – EHG has reputation for high product quality that aligns well with Thor’s historically strong North American production ◦ Opportunities to enhance product features in both markets for competitive advantage – in each case, there are opportunities to bring product features popular in the North American or European markets to the other market, enhancing customer experience and building market share ◦ Purchasing and supplier relationships – common suppliers in both markets can provide enhanced service and better volume pricing, while suppliers in only one market can support expansion into the other market 9

Shared Commitment to Innovation » EHG has a history of innovation ◦ Technological innovations within and around coaches, including applying technology to address coach operation ◦ Interior innovation to maximize usable living space – (Urban Camper) ◦ Increased focus on mobility and ease of use for older consumers ◦ Higher use of assembly automation within their production facilities » There are also opportunities to leverage Thor’s innovations, notably slideouts 10 Opportunities for sharing technology to improve product design and quality in North American and European markets with significant potential top - line impact

Financial Impact of Closing » Costs relating to the acquisition will be included in Thor’s 2019 quarterly financial results. Specific estimates of the dollar values of these costs are not yet available for the second quarter, however these costs will be comprised of the following categories, among others: ◦ Loss on the foreign currency forward contract. The foreign currency forward contract was used to lock in an exchange rate at the September 2018 announcement date, and will be adjusted to market value at the end of the second quarter and will be closed out with any remaining gain or loss recognized in Thor’s third - quarter results. ◦ Transaction - related costs for legal, professional and advisory fees related to financial due diligence, preliminary implementation costs and regulatory review costs. ◦ Interest expense (including ticking fee) charges. » Transaction - related costs, including professional, legal and advisory fees related to closing of the transaction as well as the integration and implementation of enhanced controls consistent with Sarbanes - Oxley Act (SOX) requirements plus the expensing of capitalized fees related to the prior Thor debt facility, are expected to be in the range of $40 million to $55 million for the 9 - month period subsequent to our first quarter which ended on October 31, 2018. 11

EHG – An Unprecedented Opportunity 12

» Leading position in a growing RV market ◦ European RV market recovery is 2 - 3 years behind the North American recovery ◦ European RV market has not yet reached pre - recession levels » EHG management has embarked on a performance enhancement plan over the past 12 months that is just starting to bear results » European RV market is highly fragmented with many smaller competitors that could present consolidation opportunities over time 13

» Solid anticipated cash flow generation ◦ Cash priorities will be to reduce leverage, reinvest in the business and return cash to shareholders » Expected to be accretive within the first full year: ◦ Excluding synergies, purchase accounting adjustments, transaction - related expenses and incremental interest expense ◦ With opportunities to share best practices across the global Company, accretion will likely be enhanced over time 14

Erwin Hymer Group Overview 15 Motor Caravans 72 % Campervans 1 3 % Caravans 1 5 % By t y pe 3 €2.1 bn 1 As of EHG FYE 08/31/18 (unaudited); 2 Total revenues; 3 Vehicle revenues only, excludes revenues from accessories, services, rental, and others; 4 4Q CY2018 average exchange rate of USD / EUR:1.14 Vehicles 88 % Own D ealerships 5 % By segment 2 Accesso r ies and S ervices 3 % Rental 3% €2.3 bn Other <1% Germany 50 % UK 1 2 % France 8 % RoW 2 % By region 2 €2.3bn RoE 29% 2018 Revenue breakdown 1 EHG is the leading manufacturer of recreational vehicles in Europe, with ~29% market share $2.6bn 4 $2.6bn 4 $2.4bn 4 U.S. Europe RV categories Travel Trailer Class B Class A / C Caravan Campervan Motor Caravan = = =

Erwin Hymer Group Key Statistics 16 1957 HYMER FAMILY BEGAN RECREATIONAL VEHICLE PRODUCTION ~58K UNITS SOLD IN FY 2018 20 RENOWNED BRANDS €2.3B REVENUE FY18* ~6,400 DEDICATED EUROPEAN TEAM MEMBERS IN 2018 9 RV PRODUCTION FACILITIES IN GERMANY, UK, ITALY AND CHINA ~1,000 DEALERS ACROSS 33 COUNTRIES ~29% EUROPEAN MARKET SHARE BY REVENUE *For fiscal year ended August 31, 2018 (unaudited)

Confidential / preliminary 42 71 110 250 39 51 7 2 ² 163 141 RoW Bad Waldsee » Distributes vehicle brands through approximately 1,0 00 retail dealerships worldwide, across 3 3 countries Number of active vehicle dealerships¹ by country (FY2016/17) Notes: ¹ Number may vary within a small range due to fluctuations in the dealer base; ² Separate dealer network that serves former Explorer Group brands Elddis, Xplore, Compass and Buccaneer Domestic (distribution organized by brand) Served through distribution companies Headquarter s 17 EHG European Distribution Network

18 Leading European RV manufacturer Strong management team with proven ability to grow the business and deliver innovative products Diversified geographic exposure to fast - growing European RV market Well - recognized brands with a highly complementary product portfolio History of industry - leading innovation

EHG Management Team 19 » CEO since August 2015 » Prior experience with Zumtobel, Assa Abloy and Mercer Management Consultants » CFO since September 2017 » Prior experience with Bizerba, Spheros, Sennheiser and Kosta » CSO since December 2017 » Held EHG management positions since 2008 » Prior experience with MAN and Neoplan » COO starting February 2019 » Prior experience with BOS GmbH & Co. KG and Brose Group Martin Brandt – CEO Stefan Junker – CFO Jan de Haas – CSO Jan Francke – COO Experienced, proven CEO and management team that are committed to the ongoing success of EHG

EHG Has a Long Track Record of Industry-Leading Product Innovation

1960's	1970's	1980's	1990's	2000's	2010's

- **1966** – Crank handle skylights
- **1968** – Wheel housing refrigerator
- **1975 - 76** – Pop-top roof for campervans
- **1976** – Pull-down double bed for motorcaravans
- **1978** – PUAL[1] technology based walls
- **1986** – First OEM to guarantee 6 years waterproofness
- **1993 - 94** – Development of Hymer bonding technology
- **1996** – Introduction of central locking to EHG models
- **2000** – Introduction of heated double floors
- **2012 - 15** – Lightweight technology leads to first integrated MC on Mercedes Benz basis[2]

Industry standard setting innovations

Major innovations in Hymer products

Recent award-winning innovations

- **Marketing / PR campaign** – Sunlight factory team
- **Safety** – Niesmann+Bischoff Flair
- **Technology** – Hymer B-SL SLC Chassis
- **Overall campervan concept** – Hymer DuoCar
- **Exterior Design** – Dethleffs Coco
- **Floor plan** – Bürstner Lyseo TD 745
- **Bloggers Favorite** – Concept Car e.home

[1] Polyurethane foam is filled into the walls to enhance insulation and stability

[2] Below 3.5t (Hymermobil ML-I)

THOR | INDUSTRIES

20

THO LISTED NYSE

Strategic Path Forward to Maximizing Shareholder Value 21

Our Strategic Path Thor has a history of strong growth both organically and through acquisition Ultimately expanding globally maximizes potential returns relative to potential risk 22 With an industry leading position in North America, we faced a crossroads: Acquire suppliers and pursue vertical integration – steep learning curve and offset the benefits inherent in our variable cost structure → high risk vs. low reward Expand into recreational product markets – steep learning curve to understand markets, suppliers, distribution that may be very different from our RV business → high risk vs. moderate reward Expand RV business beyond North America – more modest learning curve with strong expertise → less risk vs. higher reward

Strategic Growth Parameters 23 Thor and EHG make a solid strategic and cultural fit for long - term growth Once the decision was made to expand globally, we sought to identify the markets with the best long - term growth potential: Australia is an attractive market, the third largest globally, with well developed infrastructure and supply chain for RVs Asia - Pacific is also an attractive market, though somewhat early in the development of infrastructure and supply chain for RVs Europe is the second largest market globally with well developed infrastructure and supply chain for RVs

Thor Acquisition Criteria      24 Strong leadership team Strong history of quality Focus on innovation Market leader Future growth opportunities

Thor Industries Capital Strategy FY19 & Beyond 25 Anticipated strong cash flow to support a balanced approach to debt reduction, growth investments and returns to shareholders 1 2 3 4 Reduce Outstanding Debt Return Capital to Shareholders with Predictable Dividend Growth and Strategic Share Repurchases Opportunistically Fund Acquisitions in Global RV Industry – both Core and Adjacencies Invest in Organic Growth Initiatives

26 Appendix

European RV Industry 27 29% 28% 9% 6% Others 28% 2017 European RV market share (by sales) 2017 Europe RV market overview (€ bn) €6.1bn 65% 21% 14% Motorcaravan Caravan Campervan €2.9 €4.0 €6.0 2012A 2017A 2022E €1.1 €1.3 €1.6 2012A 2017A 2022E €0.2 €0.9 €1.5 2012A 2017A 2022E Source: Company information, leading consulting firm

Comparison of North American & European Markets Business North America Europe Dealer Network Independent, non - franchise dealer network with limited exclusive relationships. Dealer base consolidating. Independent, non - franchise dealer network with more exclusive relationships. Dealer base not yet consolidating. Dealer Financing Inventory financed via independent floorplan lenders. Inventory financed via independent floorplan lenders. Consumer Purchases Consumers purchase via outside financing or cash. Consumer purchases vary by country based on tax law and other regulations. Emerging Consumer Trends New, younger consumers with preference toward towables. New, younger consumers with preference toward smaller motorcaravans and campervans. Competition Highly competitive market that has largely consolidated . Somewhat more fragmented with potential for further consolidation. 28 Business North America / Thor Europe / EHG

Comparison of North American & European Markets Business North America Europe Cost Structure Variable cost structure: assembly vs. manufacturing. Largely v ariable cost structure: assembly vs. manufacturing. Labor Non - union workforce with focus on attracting and retaining workers. Stable labor market with works councils, labor regulations according to different local jurisdictions. Business Regulation Vehicle, safety and emissions regulations administered by Federal and state regulators. Vehicle, safety and emissions regulations administered by EU and national regulators. Consumer Focused Regulation Size limits (45 ft. length) in North America, no additional operator licensing requirements for personal use. Operator license requirements include weight limits for recreational vehicles (motorized or combined towable + tow vehicle), resulting in preference for motorized. 29 Business North America / Thor Europe / EHG

Comparison of North American & European Markets

Business	North America / Thor	Europe / EHG
Number of Dealerships	~ 2,300 (Thor Only)	~ 1,000 (EHG Only)
Manufacturing Facilities	192 RV production facilities in Indiana, Ohio, Oregon and Idaho (Thor Only)	9 RV production facilities in Germany, the UK, Italy and China (EHG Only)
Industry-Wide Wholesale Unit Shipments	North America: 504,599 (CY 2017)	Europe: Wholesale statistics are not published
Top 3 OEM Market Share	90% (Thor, Forest River and Winnebago)	66% (EHG, Trigano and Knaus Tabbert)
Towable vs. Motorized	88% Towable 12% Motorized	21% Towable (based on revenue) 79% Motorized (based on revenue)
Retail Data Sources	Statistical Surveys www.statisticalsurveys.com	CIVD www.civd.de

THOR | INDUSTRIES
30
THO LISTED NYSE

European RV Market Earlier in Recovery New Vehicle Registrations by Continent (’000) 31 207 201 192 170 151 146 138 135 140 143 152 162 166 174 182 198 203 210 208 189 154 150 156 147 137 140 152 168 188 168 144 141 162 182 217 222 219 220 253 272 274 251 274 292 324 320 310 366 289 206 228 247 264 304 333 376 416 470 0 50 100 150 200 250 300 350 400 450 500 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Europe North America Sources: CIVD; Statistical Surveys

32 Product Line - up Spans Across Multiple Price Points & Categories » Motorized recreational vehicles » Price range 1 : » €32,000 – € 20 0,000 » $3 6 , 500 – $2 28 , 200 » Towable recreational vehicles » Price range 1 : » €8,700 – €45,000 » $ 9 , 900 – $5 1 , 300 » Motorized recreational vehicle on van chassis » Price range 1 : » €32,000 – € 75 ,000 » $3 6 , 500 – $ 85,600 » Caravanning equipment, camping accessories and tent trailers » Chassis and suspension technology » Global rental of recreational vehicles » Consulting and financing services for dealers » Online travel portal » ~27,300 vehicles sold 2 ( 82 , 800 total market ) » ~16,700 vehicles sold 2 (7 7 , 600 total market) » ~ 7 , 4 00 vehicles sold 2 » ~ 1 , 5 00 vehicles in rental fleet 3 Notes: 4Q CY2018 average exchange rate of USD / EUR:1.14 1 Manufacturer selling price; 2 FYE 2017A, EHG unit sales , Campervans includes units sold to OEMs ; 3 Excluding franchises 33.0 % b y v olum e 21.5% by volume Motorcaravans Caravans Campervans Accessories & Services Other

Select EHG Brands 33 Notes: Brands ordered alphabetically; CB – Class B campervan; M – Class A / C; T – Towable; 4Q CY2018 average exchange rate of U SD / EUR:1.14 Excludes UK brands (Elddis, Xplore, Compass, and Buccaneer) Segment Products Price (€k) Price ($k) Positioning Mainstream CB, M, T <10 – 95 11 – 108 Chic, modern and convenient Entry CB, M 30 – 50 34 – 57 Functional, reliable value Mainstream M, T 10 – 115 11 – 131 Reliable , sporty and classic Entry M 25 – 55 28 – 63 Stylish, contemporary and accessible Premium CB, M, T 15 – 115 17 – 131 Dynamic , innovative and reliable Premium M 40 – 105 46 – 120 Comfort, style and elegance Mainstream M, T 15 – 75 17 – 86 Trustworthy and classic Luxury M 75 – 200 86 – 228 Powerful, inspiring, market - leading Entry CB, M 30 – 50 34 – 57 Adventurous, uncomplicated value

EHG History 34 0 1957 1990 1991 1996 1998 2000 2004 2005/6 2011 2018 1 CMC Founded by Erwin Hymer in 1980; 2 Manufacturer of recreational vehicles for Carado and Sunlight brands 2013 Successful delisting of Hymer AG and return to 100% Hymer family ownership as a prerequisite to merge CMC Caravan and Hymer Start of Erwin Hymer as recreational vehicle manufacturer Merger of CMC Caravan into Erwin Hymer Group (EHG) 2015 2016 2017 Initial public offering as Hymer AG EHG Acquired CMC 1 Acquired Hymer AG Acquired Founding of Movera as Hymer AG and CMC joint venture Hymer AG Acquired Hymer AG Acquired Founding of Capron JV, Carado and Sunlight 2

Helpful EHG Websites

- EHG RV Businesses:
  - Hymer – hymer.com
  - Carado – carado.de
  - Sunlight – sunlight.de
  - 3DOG – 3dogcamping.eu
  - Elddis, Compass, Xplore and Buccaneer – elddis.co.uk
  - Bürstner – buerstner.com
  - Dethleffs – dethleffs.de
  - Eriba – eriba.com
  - Etrusco – etrusco.com
  - Laika – laika.it
  - LMC – lmc-caravan.de
  - Niesmann + Bischoff – niesmann-bischoff.com/de/
- EHG Rental Businesses:
  - McRent – mcrent.de
  - rent easy – rent-easy.de
- EHG Accessories Businesses:
  - Goldschmitt – goldschmitt.de
  - Movera – movera.com

THOR | INDUSTRIES
35
THO LISTED NYSE